Subsequent events	6 Months Ended
Mar. 31, 2025
Subsequent events
Subsequent events

Note 18 – Subsequent events

On June 11, 2025, Zhejiang Yitang Medical Services Co., Ltd. (“Yitang Medical”), a wholly owned subsidiary of the Registrant, entered into a share transfer agreement with Lishui Chida Logistics Co., Ltd, an unrelated third party. Pursuant to the agreement, Yitang Medical agreed to sell 100% of the equities of Guoning Zhonghao (Ningbo) Trade Co., Ltd. and Ningbo Farmmi Baitong Trade Co., Ltd., its wholly owned subsidiaries, to the buyer for RMB10,000.00 (approximately $1,394) and RMB5,000.00 (approximately $697), respectively. Pursuant to the agreement, the buyer was required to pay the purchase prices within 15 days after the signing of the share transfer agreement.

On June 13, 2025, Zhejiang Farmmi Ecological Agricultural Technology Co., Ltd. (“Farmmi Ecological Agricultural”), a wholly owned subsidiary of the Registrant, entered into a share transfer agreement with Lishui Damushan Tea Co., Ltd., an unrelated third party. Pursuant to the agreement, Farmmi Ecological Agricultural agreed to sell 100% of the equity of Zhejiang Farmmi Biotechnology Co., Ltd., its wholly owned subsidiary, to the buyer for RMB10,000.00 (approximately $1,394). Pursuant to the agreement, the buyer was required to pay the  purchase price within 15 days after the signing of the share transfer agreement.

On the agreement date, each of the transferred subsidiaries did not conduct any substantial business. The sales of the subsidiaries were intended to reduce costs associated with maintaining those corporate entities.

On June 27, 2025, Zhejiang Famimi Biotechnology Co., Ltd. (“Famimi”), a wholly owned subsidiary of the Registrant, dissolved through deregistration with the relevant governmental authority. Prior to its deregistration, Famimi had not conducted substantial business. The subsidiary deregistration was implemented as part of the company’s cost reduction measures.